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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2000




                               TBM HOLDINGS, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Florida                        0-18707                  59-2824411
         -------                        -------                  ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
   of Incorporation)                   File Number)          Identification No.)

136 Main Street, Westport, Connecticut                             06880
--------------------------------------                             -----
(Address of Principal Executive Office)                          (Zip Code)

Registrant's telephone number, including area code             (203) 227-6140

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

              On May 16, 2000, TBM Holdings, Inc., a Florida corporation (the "Company"), through its wholly-owned subsidiary, Long Reach Holdings, Inc., a Delaware corporation ("LRH"), acquired Lee Engineering Company, Inc., a Rhode Island corporation ("Lee"), pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of May 16, 2000, by and among LRH, Lee and United Dominion Industries, Inc., a Delaware corporation ("UDI"), the parent corporation of Lee. Based in Pawtucket, Rhode Island, Lee is a manufacturer of material handling and ergonomic work positioning equipment, including pallet stackers and scissor lifts, under the Presto brand name; the Company intends to continue these operations. This acquisition was effected by LRH's purchase of all of the outstanding capital stock of Lee from UDI. On May 22, 2000, Lee's name was changed to Presto Lifts, Inc. The Company's press release issued on May 18, 2000, relating to the acquisition, is attached to this Form 8-K as
Exhibit 99.

              The aggregate consideration paid by the Company in respect of the acquisition described above was $7.38 million (subject to closing adjustments as set forth in the Stock Purchase Agreement). The Company used a portion of its available cash and borrowed an additional $2 million under LRH's line of credit with Bank One, Texas, N.A. (the "Bank") to fund the payment of the purchase price.

              The consideration for the acquisition was determined through arms' length negotiations between management of the Company on the one hand and management of UDI on the other hand, which negotiations took into account Lee's financial position, operating history, products and sales trends and other factors relating to Lee's business. Prior to the acquisition, neither Lee nor UDI had any material relationship with the Company, any affiliates of the Company, any director or officer of the Company or any associate of any such director or officer.

              Effective upon the closing of the acquisition, LRH amended its credit agreement with the Bank to, among other things, include Lee as a Qualifying Subsidiary (as defined) thereunder, to include Lee's eligible accounts and eligible inventory as part of the permitted borrowing base, and to include Lee's assets as collateral security for the obligations incurred under the credit agreement, as amended. In addition, Lee guaranteed the obligations of LRH under the credit agreement, as amended.

              The description contained herein does not purport to be complete and is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement and Amendment Two to Loan and Security Agreement, which are attached as exhibits hereto.

              Statements contained in this Current Report on Form 8-K that are not purely historical are forward-looking statements and are being provided in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may be identified, without limitation, by use of the words "expects," "anticipates,"

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"believes," "estimates," "intends" and similar expressions. All forward-looking statements are made as of the date hereof and are based on current management expectations and information available to the Company as of such date. The Company assumes no obligation to update any forward-looking statement. It is important to note that actual results could differ materially from historical results or those contemplated in the forward-looking statements. Forward-looking statements involve a number of risks and uncertainties and may include trend information. Readers are cautioned not to place undue reliance on any such forward-looking statements. For more information about the Company and risks arising when investing in the Company, investors are directed to the Company's most recent report on Form 10-KSB and most recent report on Form 10-QSB as filed with the Securities and Exchange Commission.

ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

              On May 17, 2000, TBM Holdings, Inc. (the "Company") advised Richard A. Eisner & Company LLP ("Eisner") that the Company had determined not to retain Eisner to act as its principal independent certified public accountant to audit the Company's financial statements for the Company's fiscal year ending December 30, 2000. This determination was recommended by the Company's audit committee and approved by the Company's board of directors. Eisner has acted as the Company's principal independent certified public accountant to audit its financial statements as of June 28, 1998, December 31, 1998, and January 1, 2000, and for the periods then ended. None of Eisner's reports on the Company's financial statements during the period it has so acted contained an adverse opinion or disclaimer of opinion, nor was such opinion modified as to uncertainty, audit scope or accounting principles. The report dated March 24, 1999 on the audits of the financial statements for December 31, 1998 and June 28, 1998 each contained an explanatory paragraph regarding substantial doubt existing about the entity's ability to continue as a going concern. The Company did not have any disagreements with Eisner on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Eisner's satisfaction, would have caused Eisner to make reference to the subject matter of the disagreement in connection with its reports. On May 17, 2000, the Company retained KPMG LLP, the independent accountant for LRH, which was acquired by the Company on February 23, 2000, and Lee, which was acquired by LRH on May 16, 2000, to act as the Company's principal accountant to audit the Company's financial statements for the Company's fiscal year ending December 30, 2000.

              Eisner has furnished to the Company a letter addressed to the Securities and Exchange Commission stating that Eisner agrees with the statements made herein as they pertain to Eisner. A copy of such letter, dated May 23, 2000, is attached as Exhibit 16 to this Current Report on Form 8-K.





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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) Financial Statements.

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the financial statements required by
Item 310(c) of Regulation S-B. In accordance with Item 7(a)(4) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than July 31, 2000.

              (b) Pro Forma Financial Information.

              As of the date of filing this Current Report on Form 8-K, it is impracticable for the Company to provide the pro forma financial information required by Item 310(d) of Regulation S-B. In accordance with Item 7(b)(2) of Form 8-K, such financial statements shall be filed by amendment to this Form 8-K no later than July 31, 2000.

              (c) Exhibits.

Exhibit No.       Description
-----------       -----------
     2            Stock Purchase Agreement, dated as of May 16, 2000, by and among Long Reach Holdings, Inc., United Dominion Industries,
                  Inc. and Lee Engineering Company, Inc.(Pursuant to Item 601
                  (b)(2) of Regulation S-B, schedules and exhibits to the Stock
                  Purchase Agreement, listed in its Table of Contents, have been omitted. Such schedules and exhibits shall be provided
                  supplementally to the Securities and Exchange Commission upon request.)

     10           Amendment Two to Loan and Security Agreement, dated as of May
                  16, 2000, between Long Reach Holdings, Inc. and Bank One,
                  Texas, N.A.

     16           Letter re Change in Certifying Accountant.

     99           Press Release dated May 18, 2000.






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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TBM HOLDINGS, INC.


                                               By:    /s/ William A. Schwartz
                                                  ----------------------------
                                                  William A. Schwartz
                                                  President


Dated:   May 24, 2000





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                                  Exhibit Index
                                  -------------

Exhibit No.       Description
-----------       -----------
     2            Stock Purchase Agreement, dated as of May 16, 2000, by and among Long Reach Holdings, Inc., United Dominion Industries,
                  Inc. and Lee Engineering Company, Inc.(Pursuant to Item 601
                  (b)(2) of Regulation S-B, schedules and exhibits to the Stock
                  Purchase Agreement, listed in its Table of Contents, have been omitted. Such schedules and exhibits shall be provided
                  supplementally to the Securities and Exchange Commission upon request.)

     10           Amendment Two to Loan and Security Agreement, dated as of May
                  16, 2000, between Long Reach Holdings, Inc. and Bank One,
                  Texas, N.A.

     16           Letter re Change in Certifying Accountant.

     99           Press Release dated May 18, 2000.